                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                              REG. SEC.240.14a-101
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to sec.240.14a-12
          NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

--------------------------------------------------------------------------------

                              * OCTOBER 22, 2003 *

                                IMPORTANT NOTICE

                          TO NUVEEN FUND SHAREHOLDERS

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.  WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. Closed-end investment companies listed on a stock exchange, such as your Fund, are required to hold annual meetings to approve the election of Board Members. Your Fund is seeking shareholder approval to elect Board Members to serve on the Board. Please refer to the Joint Proxy Statement for a detailed explanation.

Q.  WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD?

A. Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same Board Members oversees the funds managed by Nuveen Advisory Corp. and one board cluster comprised of the same Board Members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. (the "Adviser"). The Board of your Fund has proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the Boards of most Nuveen funds.

Your Board believes that the consolidation of board clusters will have the following advantages:

- the consolidation will avoid the need to add new Board Members to each Board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies;

- the consolidation ensures that each Fund will gain new Board Members that are already knowledgeable about Nuveen and investment companies in general;

- the consolidation would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings;

- reducing such administrative burdens will allow the investment adviser and its personnel to focus more on non-administrative matters; and

- a single board cluster overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" nominees for the Board.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor or call Nuveen at
(800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the internet (www.proxyvote.com) and using the control number on the proxy card.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF ANNUAL MEETING OF                                  333 West Wacker Drive
SHAREHOLDERS - OCTOBER 22, 2003                              Chicago, Illinois
                                                             60606
                                                             (800) 257-8787

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB)
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO)
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII)
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB)
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

September 19, 2003

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Arizona Dividend Advantage Municipal Fund ("Arizona Dividend"), Nuveen Arizona Dividend Advantage Municipal Fund 2 ("Arizona Dividend 2"), Nuveen Arizona Dividend Advantage Municipal Fund 3 ("Arizona Dividend 3"), Nuveen Connecticut Dividend Advantage Municipal Fund ("Connecticut Dividend"), Nuveen Connecticut Dividend Advantage Municipal Fund 2 ("Connecticut Dividend 2"), Nuveen Connecticut Dividend Advantage Municipal Fund 3 ("Connecticut Dividend 3"), Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Dividend Advantage Municipal Fund ("Georgia Dividend"), Nuveen Georgia Dividend Advantage Municipal Fund 2 ("Georgia Dividend 2"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Dividend Advantage Municipal Fund ("Maryland Dividend"), Nuveen Maryland Dividend Advantage Municipal Fund 2 ("Maryland Dividend 2"), Nuveen Maryland Dividend Advantage Municipal Fund 3 ("Maryland Dividend 3"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund ("Massachusetts Tax-Free"), Nuveen Massachusetts Dividend Advantage Municipal Fund ("Massachusetts Dividend"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Michigan Dividend Advantage Municipal Fund ("Michigan Dividend"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen North Carolina Dividend Advantage Municipal Fund ("North Carolina Dividend"), Nuveen North Carolina Dividend Advantage Municipal Fund 2 ("North Carolina Dividend 2"), Nuveen North Carolina Dividend Advantage Municipal Fund 3 ("North Carolina Dividend 3"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Ohio Dividend Advantage Municipal Fund ("Ohio Dividend"), Nuveen Ohio Dividend Advantage Municipal Fund 2 ("Ohio Dividend 2"), Nuveen Ohio Dividend Advantage Municipal Fund 3 ("Ohio Dividend 3"), Nuveen Texas Quality Income Municipal Fund ("Texas Quality"), Nuveen Virginia Dividend Advantage Municipal Fund ("Virginia Dividend"), Nuveen Virginia Dividend Advantage Municipal Fund 2 ("Virginia Dividend 2") and Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium"), each a Massachusetts business trust, and Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality"), and Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality"), each a Minnesota corporation (individually, a "Fund" and collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, on Wednesday, October 22, 2003, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. For each Fund, to elect twelve (12) Members to the Board of Directors or Trustees, as applicable (each a "Board" and each Director or Trustee a "Board Member") to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified as outlined below:

     a. ten (10) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class; and

     b. two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record at the close of business on August 26, 2003 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT

SEPTEMBER 19, 2003                                            333 West Wacker
                                                              Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB)
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO)
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII)
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB)
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees, as applicable (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen Arizona Dividend Advantage Municipal Fund ("Arizona Dividend"), Nuveen Arizona Dividend Advantage Municipal Fund 2 ("Arizona Dividend 2"), Nuveen Arizona Dividend Advantage Municipal Fund 3 ("Arizona Dividend 3"), Nuveen Connecticut Dividend Advantage Municipal Fund ("Connecticut Dividend"), Nuveen Connecticut Dividend Advantage Municipal Fund 2 ("Connecticut Dividend 2"), Nuveen Connecticut Dividend Advantage Municipal Fund 3 ("Connecticut Dividend 3"), Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Dividend Advantage Municipal Fund ("Georgia Dividend"), Nuveen Georgia Dividend Advantage Municipal Fund 2 ("Georgia Dividend 2"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Dividend Advantage Municipal Fund ("Maryland Dividend"), Nuveen Maryland Dividend Advantage Municipal Fund 2 ("Maryland Dividend 2"), Nuveen Maryland Dividend Advantage Municipal Fund 3 ("Maryland Dividend 3"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund ("Massachusetts Tax-Free"), Nuveen Massachusetts Dividend Advantage Municipal Fund ("Massachusetts Dividend"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Michigan Dividend Advantage Municipal Fund ("Michigan Dividend"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen North Carolina Dividend Advantage Municipal Fund ("North Carolina Dividend"), Nuveen North Carolina Dividend Advantage Municipal Fund 2 ("North Carolina Dividend 2"), Nuveen North Carolina Dividend Advantage Municipal Fund 3 ("North Carolina Dividend 3"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Ohio Dividend Advantage Municipal Fund ("Ohio Dividend"), Nuveen Ohio Dividend Advantage Municipal Fund 2 ("Ohio Dividend 2"), Nuveen Ohio Dividend Advantage Municipal Fund 3 ("Ohio Dividend 3"), Nuveen Texas Quality Income Municipal Fund ("Texas Quality"), Nuveen Virginia Dividend Advantage Municipal Fund ("Virginia Dividend"), Nuveen Virginia Dividend Advantage Municipal Fund 2 ("Virginia Dividend 2") and Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium"), each a Massachusetts business trust, (are collectively referred to as the "Massachusetts Business Trusts"), and Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality"), and Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality"), each a Minnesota corporation (collectively referred to as the "Minnesota Corporations"), (individually, the Massachusetts Business Trusts and Minnesota Corporations are referred to as a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held on October 22, 2003 (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about September 19, 2003.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

        ----------------------------------------------------------
                                        COMMON
                   MATTER               SHARES    MUNIPREFERRED(1)
        ----------------------------------------------------------
1.a     Election of ten (10) Board
        Members by all shareholders       X              X
1.b     Election of two (2) Board
        Members by MuniPreferred
        only                                             X
------------------------------------------------------------------

       (1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matter submitted for a vote of the shareholders of each Minnesota Corporation, abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For purposes of determining the approval of the matter submitted for a vote of the shareholders of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Shares of MuniPreferred held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the meeting, or, if adjourned, one business day before the day to which the meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on each item in the same proportion as the votes cast by all MuniPreferred shareholders as a class who have voted on that item or in the same proportion as the votes cast by all MuniPreferred shareholders of a series who have voted on that item. Rule 452 permits proportionate voting of MuniPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on August 26, 2003 will be entitled to one vote for each share held. As of August 26, 2003, the shares of the Funds were issued and outstanding as follows:

------------------------------------------------------------------------------------
           FUND                TICKER SYMBOL*    COMMON SHARES      MUNIPREFERRED
------------------------------------------------------------------------------------
Arizona Dividend                   (NFZ)           1,542,338       480    Series T
------------------------------------------------------------------------------------
Arizona Dividend 2                 (NKR)           2,419,197       740    Series W
------------------------------------------------------------------------------------
Arizona Dividend 3                 (NXE)           3,067,117       880    Series M
------------------------------------------------------------------------------------
Arizona Premium                    (NAZ)           4,432,611      1200    Series TH
------------------------------------------------------------------------------------
Connecticut Dividend               (NFC)           2,552,922       780    Series T
------------------------------------------------------------------------------------
Connecticut Dividend 2             (NGK)           2,307,335       700    Series W
------------------------------------------------------------------------------------
Connecticut Dividend 3             (NGO)           4,346,749      1280    Series F
------------------------------------------------------------------------------------
Connecticut Premium                (NTC)           5,306,972      1532    Series TH
------------------------------------------------------------------------------------
Georgia Dividend                   (NZX)           1,958,112       600    Series M
------------------------------------------------------------------------------------
Georgia Dividend 2                 (NKG)           4,552,881      1320    Series F
------------------------------------------------------------------------------------
Georgia Premium                    (NPG)           3,780,665      1112    Series TH
------------------------------------------------------------------------------------
Maryland Dividend                  (NFM)           4,159,475      1280    Series M
------------------------------------------------------------------------------------
Maryland Dividend 2                (NZR)           4,168,600      1280    Series F
------------------------------------------------------------------------------------
Maryland Dividend 3                (NWI)           5,357,697      1560    Series T
------------------------------------------------------------------------------------
Maryland Premium                   (NMY)          10,565,159      1404    Series W
                                                                  1760    Series TH
------------------------------------------------------------------------------------
Massachusetts Tax-Free             (NGX)           2,709,547       820    Series W
------------------------------------------------------------------------------------
Massachusetts Dividend             (NMB)           1,945,840       600    Series T
------------------------------------------------------------------------------------
Massachusetts Premium              (NMT)           4,712,071      1360    Series TH
------------------------------------------------------------------------------------
Michigan Dividend                  (NZW)           2,058,899       640    Series W
------------------------------------------------------------------------------------
Michigan Premium                   (NMP)           7,705,914       840    Series M
                                                                  1400    Series TH
------------------------------------------------------------------------------------
Michigan Quality                   (NUM)          11,634,006      3200    Series TH
                                                                   560    Series F
------------------------------------------------------------------------------------
Missouri Premium                   (NOM)           2,227,244       640    Series TH
------------------------------------------------------------------------------------
North Carolina Dividend            (NRB)           2,243,993       680    Series T
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
           FUND                TICKER SYMBOL*    COMMON SHARES      MUNIPREFERRED
------------------------------------------------------------------------------------
North Carolina Dividend 2          (NNO)           3,732,748      1120    Series F
------------------------------------------------------------------------------------
North Carolina Dividend 3          (NII)           3,920,718      1120    Series W
------------------------------------------------------------------------------------
North Carolina Premium             (NNC)           6,311,464      1872    Series TH
------------------------------------------------------------------------------------
Ohio Dividend                      (NXI)           4,223,803      1240    Series W
------------------------------------------------------------------------------------
Ohio Dividend 2                    (NBJ)           3,114,060       960    Series F
------------------------------------------------------------------------------------
Ohio Dividend 3                    (NVJ)           2,157,265       660    Series T
------------------------------------------------------------------------------------
Ohio Quality                       (NUO)           9,617,475       680    Series M
                                                                  1400    Series TH
                                                                  1000    Series TH2
------------------------------------------------------------------------------------
Texas Quality                      (NTX)           9,470,787       760    Series M
                                                                  2000    Series TH
------------------------------------------------------------------------------------
Virginia Dividend                  (NGB)           3,118,735       960    Series W
------------------------------------------------------------------------------------
Virginia Dividend 2                (NNB)           5,687,817      1680    Series M
------------------------------------------------------------------------------------
Virginia Premium                   (NPV)           8,810,000       832    Series T
                                                                  1720    Series TH
------------------------------------------------------------------------------------

* The Common shares of all the Funds are listed on the American Stock Exchange, except NAZ, NTC, NMY, NMT, NMP, NUM, NNC, NUO, NTX, and NPV, which are traded on the New York Stock Exchange.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

GENERAL

Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser") and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. ("NIAC"). Each current board cluster has a total of six board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen or a fund's investment adviser (the "Independent Board Members") and one board member who is an "interested person." Below is a list of the board members of each board cluster.

The Boards of each Fund have proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most of the Nuveen funds. All individuals serving on both board clusters are nominated to serve on the combined board.

The following is a list of the nominees under the proposal who are continuing Board Members of each Fund and the nominees who are new board members:

CONTINUING BOARD MEMBERS (NAC BOARD CLUSTER):
Timothy R. Schwertfeger*
William E. Bennett**
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

NEW BOARD MEMBER NOMINEES (NIAC BOARD CLUSTER):
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Sheila W. Wellington
--------------------------------------------------------------------------------

 * Interested person. Mr. Schwertfeger currently serves on both board clusters.

** Mr. Bennett, currently a member of the NIAC board cluster, was appointed to the board of the NAC funds on July 29, 2003 and is now being nominated for election by shareholders.

In part, the proposal to create a single board is being recommended because of the large number of retirements that will occur over the next few years. Within two years, the aggregate number of Independent Board Members that serve on both board clusters (currently 12) is expected to fall to six, due to a number of retirements because of age and/or tenure limitations for board membership. Combining the board will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies. In addition, combining the board ensures that each Fund will gain new board members that are already knowledgeable about Nuveen and investment companies in general.

Historically, the two separate board clusters have had separate meetings but often have reviewed similar policy issues, contractual arrangements and other matters. Among other potential efficiencies, the Board of each Fund believes that consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings. This would permit the Adviser and its personnel to focus on non-administrative matters. In addition, a single board overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.

At its May 15, 2003 meeting, each board cluster reviewed the compensation paid to Independent Board Members and determined that compensation should be increased because of the expanded responsibilities of the Board Members due to
(a) the increase in the number and types of investment companies overseen by the Board Members and (b) recent additional legal and regulatory requirements. Effective July 1, 2003, for all Nuveen Funds overseen, Independent Board Members receive a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. Compensation to the Independent Board Members is allocated among the Nuveen family of funds based on assets per fund. The Boards do not anticipate any further change in the compensation schedule as a result of the board consolidation.

Prior to July 1, 2003, for all Nuveen Funds overseen, the continuing Independent Board Members of the Funds received a $60,000 annual retainer for serving as a board member and a $1,750 fee per day for attendance in person or by telephone at all meetings (including any committee meetings) held on a day on which a regularly scheduled Board meeting was held, a $1,000 fee per day for attendance in person or a $500 fee per day for attendance by telephone at all meetings (including any committee meetings) held on a day on which no regular Board meeting was held, and a $500 fee per day for attendance in person or $250 if by telephone at a meeting of any committee, plus in each case, expenses incurred in attending such meetings.

The proposal to combine boards, which increases the number of Board Members for each Fund, will increase the total compensation paid by each Fund to Board Members. Management, however, believes that such increase in compensation is not material to each Fund and is justified by the benefits to each Fund and its shareholders. Moreover, as the size of the combined board declines due to retirements over the next two years, the total compensation paid by a Fund to Independent Board Members will decrease to the extent fewer board members will be compensated.

At each Fund's Annual Meeting, twelve (12) Board Members are nominated to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class.

     a. Ten (10) Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Board Members Bennett, Bremner, Brown, Evans, Impellizzeri, Kissick, Leafstrand, Sawers, Stockdale and Wellington are nominees for election by all shareholders.

     b. Holders of MuniPreferred, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

FOR ARIZONA PREMIUM, MICHIGAN PREMIUM, MICHIGAN QUALITY AND OHIO QUALITY. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of that Fund.

FOR ARIZONA DIVIDEND, ARIZONA DIVIDEND 2, ARIZONA DIVIDEND 3, CONNECTICUT DIVIDEND, CONNECTICUT DIVIDEND 2, CONNECTICUT DIVIDEND 3, CONNECTICUT PREMIUM, GEORGIA DIVIDEND, GEORGIA DIVIDEND 2, GEORGIA PREMIUM, MARYLAND DIVIDEND, MARYLAND DIVIDEND 2, MARYLAND DIVIDEND 3, MARYLAND PREMIUM, MASSACHUSETTS TAX-FREE, MASSACHUSETTS DIVIDEND, MASSACHUSETTS PREMIUM, MICHIGAN DIVIDEND, MISSOURI PREMIUM, NORTH CAROLINA DIVIDEND, NORTH CAROLINA DIVIDEND 2, NORTH CAROLINA DIVIDEND 3, NORTH CAROLINA PREMIUM, OHIO DIVIDEND, OHIO DIVIDEND 2, OHIO DIVIDEND 3, TEXAS QUALITY, VIRGINIA DIVIDEND, VIRGINIA DIVIDEND 2, AND VIRGINIA PREMIUM. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

All of the continuing Board Member nominees were last elected to the Board at the 2002 annual meeting of shareholders except Mr. Bennett who was appointed to the NAC Board on July 29, 2003.

Other than Mr. Schwertfeger, none of the Board Member nominees have ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any affiliate.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                     FUND COMPLEX        OTHER
                          POSITION(S)    TERM OF OFFICE                                                OVERSEEN      DIRECTORSHIPS
   NAME, ADDRESS AND         HELD        AND LENGTH OF             PRINCIPAL OCCUPATION(S)             BY BOARD         HELD BY
       BIRTH DATE          WITH FUND     TIME SERVED**               DURING PAST 5 YEARS                MEMBER          TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Funds
CONTINUING BOARD MEMBERS
William E. Bennett        Nominee      Term: Annual        Private Investor; previously President         140             N/A
333 West Wacker Drive                  Length of Service:  and C.E.O., Draper & Kramer, Inc.
Chicago, IL 60606                      Since 2001          (1995-1998). Prior thereto, Mr. Bennett
(10/16/46)                                                 was Executive Vice President and Chief
                                                           Credit Officer of First Chicago
                                                           Corporation and its principal
                                                           subsidiary, The First National Bank of
                                                           Chicago.
Robert P. Bremner         Board        Term: Annual        Private Investor and Management                134             N/A
333 West Wacker Drive     Member       Length of Service:  Consultant.
Chicago, IL 60606                      Since 1996
(8/22/40)
Lawrence H. Brown         Board        Term: Annual        Retired (August 1989) as Senior Vice           134             N/A
333 West Wacker Drive     Member       Length of Service:  President of The Northern Trust Company;
Chicago, IL 60606                      Since 1993          Director of the United Way of Highland
(7/29/34)                                                  Park-Highwood (since 2002).
Anne E. Impellizzeri      Board        Term: Annual        Retired; formerly, Executive Director          134             N/A
333 West Wacker Drive     Member       Length of Service:  (1998-2001) of Manitoga/The Russel
Chicago, IL 60606                      Since 1994          Wright Design Center; prior thereto,
(1/26/33)                                                  President and Chief Executive Officer of
                                                           Blanton-Peale Institute; prior thereto,
                                                           Vice President, Metropolitan Life
                                                           Insurance Co.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                     FUND COMPLEX        OTHER
                          POSITION(S)    TERM OF OFFICE                                                OVERSEEN      DIRECTORSHIPS
   NAME, ADDRESS AND         HELD        AND LENGTH OF             PRINCIPAL OCCUPATION(S)             BY BOARD         HELD BY
       BIRTH DATE          WITH FUND     TIME SERVED**               DURING PAST 5 YEARS                MEMBER          TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers           Board        Term: Annual        Adjunct Professor of Business and              134             N/A
333 West Wacker Drive     Member       Length of Service:  Economics, University of Dubuque, Iowa;
Chicago, IL 60606                      Since 1991          formerly (1991-2000) Adjunct Professor,
(4/3/33)                                                   Lake Forest Graduate School of
                                                           Management, Lake Forest, Illinois;
                                                           Director, Executive Service Corps of
                                                           Chicago; prior thereto, Executive
                                                           Director, Towers Perrin Australia, a
                                                           management consulting firm; Chartered
                                                           Financial Analyst; Certified Management
                                                           Consultant.
William J. Schneider      Board        Term: Annual        Senior Partner and Chief Operating             134             N/A
333 West Wacker Drive     Member       Length of Service:  Officer, Miller-Valentine Group, Vice
Chicago, IL 60606                      Since 1996          President, Miller-Valentine Realty, a
(9/24/44)                                                  development and contract company; Chair,
                                                           Miami Valley Hospital; Chair, Miami
                                                           Valley Economic Development Coalition;
                                                           formerly, Member, Community Advisory
                                                           Board, National City Bank, Dayton, Ohio;
                                                           and Business Advisory Council, Cleveland
                                                           Federal Reserve Bank.
Judith M. Stockdale       Board        Term: Annual        Executive Director, Gaylord and Dorothy        134             N/A
333 West Wacker Drive     Member       Length of Service:  Donnelley Foundation (since 1994); prior
Chicago, IL 60606                      Since 1997          thereto, Executive Director, Great Lakes
(12/29/47)                                                 Protection Fund (from 1990 to 1994).

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                     FUND COMPLEX        OTHER
                          POSITION(S)    TERM OF OFFICE                                                OVERSEEN      DIRECTORSHIPS
   NAME, ADDRESS AND         HELD        AND LENGTH OF             PRINCIPAL OCCUPATION(S)             BY BOARD         HELD BY
       BIRTH DATE          WITH FUND     TIME SERVED**               DURING PAST 5 YEARS                MEMBER          TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
NEW BOARD MEMBERS
Jack B. Evans             Nominee      Term: Annual        President, The Hall-Perrine Foundation          70        See Principal
333 West Wacker Drive                  Length of Service:  (a private philanthropic corporation);                     Occupation
Chicago, IL 60606                      Since 1999          Director, Alliant Energy; Director and                    description.
(10/22/48)                                                 Vice Chairman United Fire & Casualty
                                                           Company; Director, Federal Reserve Bank
                                                           of Chicago; previously President and
                                                           Chief Operating Officer, SCI Financial
                                                           Group, Inc. (a regional financial
                                                           services firm).
William L. Kissick        Nominee      Term: Annual        Professor Emeritus, School of Medicine          70             N/A
333 West Wacker Drive                  Length of Service:  and the Wharton School of Management and
Chicago, IL 60606                      Since 1992          former Chairman, Leonard Davis Institute
(7/29/32)                                                  of Health Economics, University of
                                                           Pennsylvania; Adjunct Professor, Health
                                                           Policy and Management, Yale University.
Thomas E. Leafstrand      Nominee      Term: Annual        Retired; previously, Vice President in          70             N/A
333 West Wacker Drive                  Length of Service:  charge of Municipal Underwriting,
Chicago, IL 60606                      Since 1992          Trading, and Dealer Sales at The
(11/11/31)                                                 Northern Trust Company.
Sheila W. Wellington      Nominee      Term: Annual        President of Catalyst (a not-for-profit         70             N/A
333 West Wacker Drive                  Length of Service:  organization focusing on women's
Chicago, IL 60606                      Since 1994          leadership development in business and
(2/24/32)                                                  the professions).

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                     FUND COMPLEX        OTHER
                          POSITION(S)    TERM OF OFFICE                                                OVERSEEN      DIRECTORSHIPS
   NAME, ADDRESS AND         HELD        AND LENGTH OF             PRINCIPAL OCCUPATION(S)             BY BOARD         HELD BY
       BIRTH DATE          WITH FUND     TIME SERVED**               DURING PAST 5 YEARS                MEMBER          TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Nominee who is an
interested person* of
the Funds
CONTINUING BOARD MEMBER
Timothy R. Schwertfeger   Chairman of  Term: Annual        Chairman and Director (since 1996) of          140        See Principal
333 West Wacker Drive     the Board    Length of Service:  Nuveen Investments, Inc. and Nuveen                        Occupation
Chicago, IL 60606         and          Since 1996          Investments, LLC; Director (since 1992)                   description.
(3/28/49)                 Director/                        and Chairman (since 1996) of Nuveen
                          Trustee                          Advisory Corp. and Nuveen Institutional
                                                           Advisory Corp.; Chairman and Director
                                                           (since 1997) of Nuveen Asset Management,
                                                           Inc.; Director (since 1996) of
                                                           Institutional Capital Corporation;
                                                           Chairman and Director (since 1999) of
                                                           Rittenhouse Asset Management, Inc.;
                                                           Chairman of Nuveen Investments Advisers
                                                           Inc. (since 2002).
----------------------------------------------------------------------------------------------------------------------------------

* "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's Adviser.

** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen fund complex.

BENEFICIAL OWNERSHIP

The following table lists the dollar range and number of common shares beneficially owned by each Board Member nominee in each Fund and in all Nuveen Funds overseen by the Board Member nominees as of March 31, 2003:

------------------------------------------------------------------------------------------------------
                               DOLLAR RANGE AND NUMBER OF COMMON SHARES
------------------------------------------------------------------------------------------------------
BOARD MEMBER           ARIZONA     ARIZONA     ARIZONA  ARIZONA  CONNECTICUT  CONNECTICUT  CONNECTICUT
NOMINEES              DIVIDEND  DIVIDEND 2  DIVIDEND 3  PREMIUM     DIVIDEND   DIVIDEND 2   DIVIDEND 3
------------------------------------------------------------------------------------------------------
Robert P. Bremner            0           0           0        0            0            0            0
Lawrence H. Brown            0           0           0        0            0            0            0
Anne E. Impellizzeri         0           0           0        0            0            0            0
Peter R. Sawers              0           0           0        0            0            0            0
William J. Schneider         0           0           0        0            0            0            0
Judith M. Stockdale          0           0           0        0            0            0            0
Timothy R.
  Schwertfeger               0           0           0        0            0            0            0
William E. Bennett           0           0           0        0            0            0            0
Jack B. Evans                0           0           0        0            0            0            0
William L. Kissick           0           0           0        0            0            0            0
Thomas E. Leafstrand         0           0           0        0            0            0            0
Sheila W. Wellington         0           0           0        0            0            0            0
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                             DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------------------------
BOARD MEMBER          CONNECTICUT   GEORGIA     GEORGIA  GEORGIA  MARYLAND    MARYLAND    MARYLAND
NOMINEES                  PREMIUM  DIVIDEND  DIVIDEND 2  PREMIUM  DIVIDEND  DIVIDEND 2  DIVIDEND 3
--------------------------------------------------------------------------------------------------
Robert P. Bremner               0         0           0        0         0           0           0
Lawrence H. Brown               0         0           0        0         0           0           0
Anne E. Impellizzeri            0         0           0        0         0           0           0
Peter R. Sawers                 0         0           0        0         0           0           0
William J. Schneider            0         0           0        0         0           0           0
Judith M. Stockdale             0         0           0        0         0           0           0
Timothy R.
  Schwertfeger                  0         0           0        0         0           0           0
William E. Bennett              0         0           0        0         0           0           0
Jack B. Evans                   0         0           0        0         0           0           0
William L. Kissick              0         0           0        0         0           0           0
Thomas E. Leafstrand            0         0           0        0         0           0           0
Sheila W. Wellington            0         0           0        0         0           0           0
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                DOLLAR RANGE AND NUMBER OF COMMON SHARES
---------------------------------------------------------------------------------------------------------
BOARD MEMBER          MARYLAND  MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS  MICHIGAN  MICHIGAN  MICHIGAN
NOMINEES               PREMIUM       TAX-FREE       DIVIDEND        PREMIUM  DIVIDEND   PREMIUM   QUALITY
---------------------------------------------------------------------------------------------------------
Robert P. Bremner            0              0              0              0         0         0         0
Lawrence H. Brown            0              0              0              0         0         0         0
Anne E. Impellizzeri         0              0              0              0         0         0         0
Peter R. Sawers              0              0              0              0         0         0         0
William J. Schneider         0              0              0              0         0         0         0
Judith M. Stockdale          0              0              0              0         0         0         0
Timothy R.
  Schwertfeger               0              0              0              0         0         0         0
William E. Bennett           0              0              0              0         0         0         0
Jack B. Evans                0              0              0              0         0         0         0
William L. Kissick           0              0              0              0         0         0         0
Thomas E. Leafstrand         0              0              0              0         0         0         0
Sheila W. Wellington         0              0              0              0         0         0         0
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                            DOLLAR RANGE AND NUMBER OF COMMON SHARES
-------------------------------------------------------------------------------------------------
                                    NORTH       NORTH       NORTH     NORTH
BOARD MEMBER           MISSOURI  CAROLINA    CAROLINA    CAROLINA  CAROLINA      OHIO        OHIO
NOMINEES                PREMIUM  DIVIDEND  DIVIDEND 2  DIVIDEND 3   PREMIUM  DIVIDEND  DIVIDEND 2
-------------------------------------------------------------------------------------------------
Robert P. Bremner            0          0           0           0         0         0           0
Lawrence H. Brown            0          0           0           0         0         0           0
Anne E. Impellizzeri         0          0           0           0         0         0           0
Peter R. Sawers              0          0           0           0         0         0           0
William J. Schneider         0          0           0           0         0         0           0
Judith M. Stockdale          0          0           0           0         0         0           0
Timothy R.
  Schwertfeger               0          0           0           0         0         0           0
William E. Bennett           0          0           0           0         0         0           0
Jack B. Evans                0          0           0           0         0         0           0
William L. Kissick           0          0           0           0         0         0           0
Thomas E. Leafstrand         0          0           0           0         0         0           0
Sheila W. Wellington         0          0           0           0         0         0           0
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                 DOLLAR RANGE AND NUMBER OF COMMON SHARES
----------------------------------------------------------------------------------------------------------
                                                                                          AGGREGATE DOLLAR
                                                                                           RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                     REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN
                                                                                           BY BOARD MEMBER
                                                                                               NOMINEES IN
BOARD MEMBER                 OHIO     OHIO    TEXAS  VIRGINIA    VIRGINIA  VIRGINIA   FAMILY OF INVESTMENT
NOMINEES               DIVIDEND 3  QUALITY  QUALITY  DIVIDEND  DIVIDEND 2   PREMIUM           COMPANIES(1)
----------------------------------------------------------------------------------------------------------
Robert P. Bremner               0        0        0         0           0        0                      $0
Lawrence H. Brown               0        0        0         0           0        0           Over $100,000
Anne E. Impellizzeri            0        0        0         0           0        0       $10,001 - $50,000
Peter R. Sawers                 0        0        0         0           0        0           Over $100,000
William J. Schneider            0        0        0         0           0        0           Over $100,000
Judith M. Stockdale             0        0        0         0           0        0       $10,001 - $50,000
Timothy R.                      0        0        0         0           0        0           Over $100,000
  Schwertfeger
William E. Bennett              0        0        0         0           0        0      $50,001 - $100,000
Jack B. Evans                   0        0        0         0           0        0           Over $100,000
William L. Kissick              0        0        0         0           0        0      $50,001 - $100,000
Thomas E. Leafstrand            0        0        0         0           0        0           Over $100,000
Sheila W. Wellington            0        0        0         0           0        0           Over $100,000
----------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

As of March 31, 2003, neither the Board Member nominees, nor the Board Member nominees and officers as a group, beneficially owned shares in any Fund. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

On March 31, 2003, continuing Board Members and executive officers as a group beneficially owned 578,368 common shares of all funds managed by NAC and NIAC (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each continuing Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of August 26, 2003, the continuing Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of August 26, 2003, the Board Member nominees and executive officers of the Funds did not own any shares of MuniPreferred. As of August 26, 2003, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

COMPENSATION

The Board Members affiliated with Nuveen or the Adviser serve without any compensation from the Funds. The Independent Board Members are paid an annual retainer and fees and expenses for Board meetings and committee meetings as described above. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. The Boards of certain Nuveen Funds (the

"Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. None of the Funds, except Michigan Quality, is a Participating Fund.

The table below shows, for each continuing Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each continuing Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end Funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2002. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from a Fund or any Nuveen funds.

                                                     AGGREGATE COMPENSATION FROM THE FUNDS
                             --------------------------------------------------------------------------------------
                              ARIZONA      ARIZONA      ARIZONA   ARIZONA   CONNECTICUT   CONNECTICUT   CONNECTICUT
CONTINUING BOARD MEMBERS     DIVIDEND   DIVIDEND 2   DIVIDEND 3   PREMIUM      DIVIDEND    DIVIDEND 2    DIVIDEND 3
---------------------------  --------------------------------------------------------------------------------------
Robert P. Bremner            $     89   $      128   $      118   $   201   $       113   $       104   $        97
Lawrence H. Brown            $     90   $      130   $      123   $   204   $       115   $       108   $       103
Anne E. Impellizzeri         $     89   $      128   $      118   $   201   $       113   $       104   $        97
Peter R. Sawers              $     88   $      126   $      152   $   197   $       110   $       110   $       144
William J. Schneider         $     89   $      127   $      117   $   199   $       112   $       103   $        95
Judith M. Stockdale          $     89   $      127   $      117   $   199   $       105   $        97   $        89
-------------------------------------------------------------------------------------------------------------------

                                                      AGGREGATE COMPENSATION FROM THE FUNDS
                                ----------------------------------------------------------------------------------
                                CONNECTICUT    GEORGIA      GEORGIA   GEORGIA   MARYLAND     MARYLAND     MARYLAND
CONTINUING BOARD MEMBERS            PREMIUM   DIVIDEND   DIVIDEND 2   PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3
------------------------------  ----------------------------------------------------------------------------------
Robert P. Bremner               $       224   $     88   $      101   $   161   $    180   $      180   $      118
Lawrence H. Brown               $       228   $     89   $      107   $   164   $    183   $      184   $      124
Anne E. Impellizzeri            $       224   $     88   $      101   $   161   $    180   $      180   $      118
Peter R. Sawers                 $       219   $     86   $      151   $   158   $    176   $      176   $      174
William J. Schneider            $       222   $     87   $       99   $   159   $    178   $      178   $      115
Judith M. Stockdale             $       215   $     80   $       93   $   153   $    171   $      172   $      109
------------------------------------------------------------------------------------------------------------------

                                                     AGGREGATE COMPENSATION FROM THE FUNDS
                          -------------------------------------------------------------------------------------------
                          MARYLAND   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MICHIGAN   MICHIGAN     MICHIGAN
CONTINUING BOARD MEMBERS   PREMIUM        TAX-FREE        DIVIDEND         PREMIUM   DIVIDEND    PREMIUM   QUALITY(1)
------------------------  -------------------------------------------------------------------------------------------
Robert P. Bremner         $    438   $          29   $          88   $         199   $    111   $    364    $    558
Lawrence H. Brown         $    445   $          80   $          90   $         203   $    113   $    370    $    567
Anne E. Impellizzeri      $    438   $          29   $          88   $         199   $    111   $    364    $    558
Peter R. Sawers           $    427   $         128   $          86   $         195   $    109   $    356    $    546
William J. Schneider      $    432   $          29   $          87   $         197   $    110   $    360    $    552
Judith M. Stockdale       $    426   $          29   $          81   $         191   $    110   $    360    $    552
---------------------------------------------------------------------------------------------------------------------

                                                       AGGREGATE COMPENSATION FROM THE FUNDS
                                  --------------------------------------------------------------------------------
                                                NORTH        NORTH        NORTH      NORTH
                                  MISSOURI   CAROLINA     CAROLINA     CAROLINA   CAROLINA       OHIO         OHIO
CONTINUING BOARD MEMBERS           PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3    PREMIUM   DIVIDEND   DIVIDEND 2
--------------------------------  --------------------------------------------------------------------------------
Robert P. Bremner                 $     97   $    101   $      163   $       88   $    266   $    204   $      157
Lawrence H. Brown                 $     99   $    102   $      166   $       93   $    271   $    207   $      160
Anne E. Impellizzeri              $     97   $    101   $      163   $       88   $    266   $    204   $      157
Peter R. Sawers                   $     95   $     98   $      159   $      130   $    260   $    200   $      154
William J. Schneider              $     96   $     99   $      161   $       86   $    263   $    202   $      156
Judith M. Stockdale               $     89   $     93   $      154   $       80   $    257   $    202   $      156
------------------------------------------------------------------------------------------------------------------

                                                       AGGREGATE COMPENSATION FROM THE FUNDS
                                 ---------------------------------------------------------------------------------
                                                                                                             TOTAL
                                                                                                      COMPENSATION
                                                                                                       FROM NUVEEN
                                                                                                        FUNDS PAID
                                        OHIO      OHIO     TEXAS   VIRGINIA     VIRGINIA   VIRGINIA       TO BOARD
CONTINUING BOARD MEMBERS         DIVIDEND(3)   QUALITY   QUALITY   DIVIDEND   DIVIDEND 2    PREMIUM        MEMBERS
-------------------------------  ---------------------------------------------------------------------------------
Robert P. Bremner                 $     116    $   478   $   431   $    136   $      243   $   372    $     77,500
Lawrence H. Brown                 $     118    $   511   $   439   $    139   $      248   $   379    $     82,000
Anne E. Impellizzeri              $     116    $   478   $   431   $    136   $      243   $   372    $     77,500
Peter R. Sawers                   $     114    $   468   $   422   $    133   $      238   $   363    $     79,250
William J. Schneider              $     115    $   473   $   427   $    135   $      240   $   368    $     77,500
Judith M. Stockdale               $     115    $   498   $   427   $    128   $      234   $   361    $     77,750
------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                DEFERRED FEES
-----------------------------------------------------------------------------
CONTINUING BOARD MEMBERS                                     MICHIGAN QUALITY
------------------------                                     ----------------
Robert P. Bremner                                                  $ 46
Lawrence H. Brown                                                  $  0
Anne E. Impellizzeri                                               $256
Peter R. Sawers                                                    $317
William J. Schneider                                               $320
Judith M. Stockdale                                                $ 80

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the governance committee, the Dividend committee and the valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during their last fiscal year, except Arizona Dividend 3, Georgia Dividend 2, Connecticut Dividend 3, Maryland Dividend 3, Massachusetts Tax-Free and North Carolina Dividend 3 each held two meetings during the last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are current members of the Dividend committee. The Dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend committee of each Fund held four meetings during its last fiscal year, except Massachusetts Tax-Free held three Dividend committee meetings.

Lawrence H. Brown and Judith M. Stockdale are current members of the valuation committee for each Fund. The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee of each Fund held one meeting during its last fiscal year.

Each Fund's Board has an audit committee composed of Independent Board Members and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards or Section 121(a) of the American Stock Exchange's listing standings, as applicable. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held three meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members,

(2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The governance committee of each Fund held one meeting during its last fiscal year. In the event of a vacancy on the Board, the governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Members.

The Board of each Fund held four regular quarterly meetings and three special board meetings during its last fiscal year, except Massachusetts Tax-Free held three regular board meetings. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE OFFICERS

The following table sets forth information as of August 1, 2003 with respect to each officer, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers receive no compensation from the Funds. The officers of each Fund are elected by the Board on an annual basis to serve until successors are elected and qualified.

----------------------------------------------------------------------------------------------------------------------

                          POSITION(S)      TERM OF OFFICE
   NAME, ADDRESS AND          HELD         AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
       BIRTHDATE           WITH FUND        TIME SERVED*                        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief           Term: Annual        Managing Director (since 2002), Assistant Secretary and
333 West Wacker Drive,   Administrative  Length of Service:  Associate General Counsel, formerly, Vice President of
Chicago, IL 60606        Officer         Since 1988          Nuveen Investments, LLC; Managing Director (since 2002),
(9/9/56)                                                     General Counsel and Assistant Secretary, formerly, Vice
                                                             President of Nuveen Advisory Corp. and Nuveen
                                                             Institutional Advisory Corp.; Managing Director (since
                                                             2002) and Assistant Secretary and Associate General
                                                             Counsel, formerly Vice President (since 2000) of Nuveen
                                                             Asset Management, Inc.; Assistant Secretary of Nuveen
                                                             Investments, Inc. (since 1994); Assistant Secretary of
                                                             NWQ Investment Management Company, LLC. (since 2002);
                                                             Vice President and Assistant Secretary of Nuveen
                                                             Investments Advisers Inc. (since 2002); Managing
                                                             Director, Associate General Counsel and Assistant
                                                             Secretary of Rittenhouse Asset Management, Inc. (since
                                                             May 2003); Chartered Financial Analyst.
Michael T. Atkinson      Vice President  Term: Annual        Vice President (since 2002), formerly Assistant Vice
333 West Wacker Drive,   and Assistant   Length of Service:  President (from 2000), previously, Associate of Nuveen
Chicago, IL 60606        Secretary       Since 2002          Investments, LLC.
(2/3/66)
Paul L. Brennan          Vice President  Term: Annual        Vice President (since 2002), formerly Assistant Vice
333 West Wacker Drive                    Length of Service:  President (since 1997) of Nuveen Advisory Corp.;
Chicago, IL 60606                        Since 1997          Chartered Financial Analyst and Certified Public
(11/10/66)                                                   Accountant

-----------------------  -------------
                           NUMBER OF
                         PORTFOLIOS IN
                         FUND COMPLEX
   NAME, ADDRESS AND       SERVED BY
       BIRTHDATE            OFFICER
-----------------------  -------------
Gifford R. Zimmerman          140
333 West Wacker Drive,
Chicago, IL 60606
(9/9/56)
Michael T. Atkinson           140
333 West Wacker Drive,
Chicago, IL 60606
(2/3/66)
Paul L. Brennan               135
333 West Wacker Drive
Chicago, IL 60606
(11/10/66)

----------------------------------------------------------------------------------------------------------------------

                          POSITION(S)      TERM OF OFFICE
   NAME, ADDRESS AND          HELD         AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
       BIRTHDATE           WITH FUND        TIME SERVED*                        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President  Term: Annual        Vice President of Nuveen Investments, LLC (since 1999);
333 West Wacker Drive,   and Treasurer   Length of Service:  prior thereto, Assistant Vice President (from 1997); Vice
Chicago, IL 60606                        Since 1999          President and Treasurer (since 1999) of Nuveen
(11/28/67)                                                   Investments, Inc.; Vice President and Treasurer (since
                                                             1999) of Nuveen Advisory Corp. and Nuveen Institutional
                                                             Advisory Corp; Vice President and Treasurer of Nuveen
                                                             Asset Management, Inc. (since 2002) and of Nuveen
                                                             Investments Advisers Inc. (since 2002); Assistant
                                                             Treasurer of NWQ Investments Management Company, LLC.
                                                             (since 2002); Chartered Financial Analyst.
Susan M. DeSanto         Vice President  Term: Annual        Vice President of Nuveen Advisory Corp. (since 2001);
333 West Wacker Drive,                   Length of Service:  previously, Vice President of Van Kampen Investment
Chicago, IL 60606                        Since 2001          Advisory Corp. (from 1998).
(9/8/54)
Jessica R. Droeger       Vice President  Term: Annual        Vice President (since 2002) and Assistant General Counsel
333 West Wacker Drive,   and Secretary   Length of Service:  (since 1998), formerly Assistant Vice President (from
Chicago, IL 60606                        Since 1998          1998) of Nuveen Investments, LLC; Vice President (since
(9/24/64)                                                    2002) and Assistant Secretary (from 1998), formerly
                                                             Assistant Vice President of Nuveen Advisory Corp. and
                                                             Nuveen Institutional Advisory Corp.
Lorna C. Ferguson        Vice President  Term: Annual        Vice President of Nuveen Investments, LLC (since 1998);
333 West Wacker Drive,                   Length of Service:  Vice President (since 1998) of Nuveen Advisory Corp. and
Chicago, IL 60606                        Since 1998          Nuveen Institutional Advisory Corp.
(10/24/45)
William M. Fitzgerald    Vice President  Term: Annual        Managing Director (since 2001), formerly Vice President
333 West Wacker Drive,                   Length of Service:  (since 1995) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                        Since 1995          Institutional Advisory Corp.; Managing Director of Nuveen
(3/2/64)                                                     Asset Management, Inc. (since 2001); Vice President of
                                                             Nuveen Investments Advisers Inc. (since 2002); Chartered
                                                             Financial Analyst.

-----------------------  -------------
                           NUMBER OF
                         PORTFOLIOS IN
                         FUND COMPLEX
   NAME, ADDRESS AND       SERVED BY
       BIRTHDATE            OFFICER
-----------------------  -------------
Peter H. D'Arrigo             140
333 West Wacker Drive,
Chicago, IL 60606
(11/28/67)
Susan M. DeSanto              140
333 West Wacker Drive,
Chicago, IL 60606
(9/8/54)
Jessica R. Droeger            140
333 West Wacker Drive,
Chicago, IL 60606
(9/24/64)
Lorna C. Ferguson             140
333 West Wacker Drive,
Chicago, IL 60606
(10/24/45)
William M. Fitzgerald         140
333 West Wacker Drive,
Chicago, IL 60606
(3/2/64)

----------------------------------------------------------------------------------------------------------------------

                          POSITION(S)      TERM OF OFFICE
   NAME, ADDRESS AND          HELD         AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
       BIRTHDATE           WITH FUND        TIME SERVED*                        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Stephen D. Foy           Vice President  Term: Annual        Vice President (since 1993) and Funds Controller (since
333 West Wacker Drive,   and Controller  Length of Service:  1998) of Nuveen Investment, LLC; Vice President and Funds
Chicago, IL 60606                        Since 1993          Controller (since 1998) of Nuveen Investments, Inc.;
(5/31/54)                                                    Certified Public Accountant.
J. Thomas Futrell        Vice President  Term: Annual        Vice President of Nuveen Advisory Corp.; Chartered
333 West Wacker Drive,                   Length of Service:  Financial Analyst.
Chicago, IL 60606                        Since 1992
(7/5/55)
Richard A. Huber         Vice President  Term: Annual        Vice President of Nuveen Institutional Advisory Corp.
333 West Wacker Drive,                   Length of Service:  (since 1998) and Nuveen Advisory Corp. (since 1997).
Chicago, IL 60606                        Since 1997
(3/26/63)
Steven J. Krupa          Vice President  Term: Annual        Vice President of Nuveen Advisory Corp.
333 West Wacker Drive,                   Length of Service:
Chicago, IL 60606                        Since 1990
(8/21/57)
David J. Lamb            Vice President  Term: Annual        Vice President of Nuveen Investments, LLC (since 2000);
333 West Wacker Drive,                   Length of Service:  prior thereto, Assistant Vice President (from 1999);
Chicago, IL 60606                        Since 2000          formerly Associate of Nuveen Investments, LLC; Certified
(3/22/63)                                                    Public Accountant.
Tina M. Lazar            Vice President  Term: Annual        Vice President of Nuveen Investments, LLC (since 1999);
333 West Wacker Drive,                   Length of Service:  prior thereto, Assistant Vice President (since 1993) of
Chicago, IL 60606                        Since 2002          Nuveen Investments, LLC.
(8/27/61)

-----------------------  -------------
                           NUMBER OF
                         PORTFOLIOS IN
                         FUND COMPLEX
   NAME, ADDRESS AND       SERVED BY
       BIRTHDATE            OFFICER
-----------------------  -------------
Stephen D. Foy                140
333 West Wacker Drive,
Chicago, IL 60606
(5/31/54)
J. Thomas Futrell             135
333 West Wacker Drive,
Chicago, IL 60606
(7/5/55)
Richard A. Huber              135
333 West Wacker Drive,
Chicago, IL 60606
(3/26/63)
Steven J. Krupa               135
333 West Wacker Drive,
Chicago, IL 60606
(8/21/57)
David J. Lamb                 140
333 West Wacker Drive,
Chicago, IL 60606
(3/22/63)
Tina M. Lazar                 140
333 West Wacker Drive,
Chicago, IL 60606
(8/27/61)

----------------------------------------------------------------------------------------------------------------------

                          POSITION(S)      TERM OF OFFICE
   NAME, ADDRESS AND          HELD         AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
       BIRTHDATE           WITH FUND        TIME SERVED*                        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President  Term: Annual        Vice President, Assistant Secretary and Assistant General
333 West Wacker Drive,   and Assistant   Length of Service:  Counsel of Nuveen Investments, LLC; Vice President and
Chicago, IL 60606        Secretary       Since 1988          Assistant Secretary of Nuveen Advisory Corp. and Nuveen
(7/27/51)                                                    Institutional Advisory Corp.; Assistant Secretary of
                                                             Nuveen Investments, Inc.; Assistant Secretary of Nuveen
                                                             Asset Management, Inc. (since 1997); Vice President
                                                             (since 2000), Assistant Secretary and Assistant General
                                                             Counsel (since 1998) of Rittenhouse Asset Management,
                                                             Inc.; Vice President and Assistant Secretary of Nuveen
                                                             Investments Advisers Inc. (since 2002); Assistant
                                                             Secretary of NWQ Investment Management Company, LLC
                                                             (since 2002).
Edward F. Neild, IV      Vice President  Term: Annual        Managing Director (since 2002), formerly, Vice President
333 West Wacker Drive,                   Length of Service:  (from 1996) of Nuveen Institutional Advisory Corp. and
Chicago, IL 60606                        Since 1996          Nuveen Advisory Corp.; Managing Director of Nuveen Asset
(7/7/65)                                                     Management, Inc. (since 1999); Chartered Financial
                                                             Analyst.
Thomas J. O'Shaughnessy  Vice President  Term: Annual        Vice President (since 2002), previously, Assistant Vice
333 West Wacker Drive,                   Length of Service:  President (1998) of Nuveen Advisory Corp.
Chicago, IL 60606                        Since 1998
(9/4/60)
Thomas C. Spalding       Vice President  Term: Annual        Vice President of Nuveen Advisory Corp. and Nuveen
333 West Wacker Drive,                   Length of Service:  Institutional Advisory Corp.; Chartered Financial
Chicago, IL 60606                        Since 1987          Analyst.
(7/31/51)
----------------------------------------------------------------------------------------------------------------------

-----------------------  -------------
                           NUMBER OF
                         PORTFOLIOS IN
                         FUND COMPLEX
   NAME, ADDRESS AND       SERVED BY
       BIRTHDATE            OFFICER
-----------------------  -------------
Larry W. Martin               140
333 West Wacker Drive,
Chicago, IL 60606
(7/27/51)
Edward F. Neild, IV           140
333 West Wacker Drive,
Chicago, IL 60606
(7/7/65)
Thomas J. O'Shaughnessy       135
333 West Wacker Drive,
Chicago, IL 60606
(9/4/60)
Thomas C. Spalding            135
333 West Wacker Drive,
Chicago, IL 60606
(7/31/51)
-----------------------

* Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the Committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of each Fund's independent auditors. The Committee is currently composed of five Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange and American Stock Exchange listing standards, as applicable.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the Committee are:

William E. Bennett*                  Robert P. Bremner
Lawrence H. Brown                    Anne E. Impellizzeri
Peter R. Sawers                      William J. Schneider
Judith M. Stockdale

--------------------------------------------------------------------------------
* Mr. Bennett was appointed to the Board and the Audit Committee of the NAC Funds on July 29, 2003.

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

----------------------------------------------------------------------
                                    FINANCIAL INFORMATION
                           AUDIT     SYSTEMS DESIGN AND      ALL OTHER
FUND                       FEES      IMPLEMENTATION FEES       FEES
----------------------------------------------------------------------
Arizona Dividend          $ 5,707             0               $2,651
Arizona Dividend 2        $ 6,084             0               $2,652
Arizona Dividend 3        $11,550             0               $1,827
Arizona Premium           $ 6,786             0               $2,653
Connecticut Dividend      $ 6,124             0               $2,652
Connecticut Dividend 2    $ 6,039             0               $2,652
Connecticut Dividend 3    $ 9,450             0               $1,827
Connecticut Premium       $ 7,259             0               $2,654
Georgia Dividend          $ 5,870             0               $2,652
Georgia Dividend 2        $ 9,450             0               $1,827
Georgia Premium           $ 6,612             0               $2,653
Maryland Dividend         $ 6,811             0               $2,653
Maryland Dividend 2       $ 6,818             0               $2,653
Maryland Dividend 3       $ 9,450             0               $1,828
Maryland Premium          $ 9,425             0               $2,658
Massachusetts Tax-Free    $ 7,350             0               $  900
Massachusetts Dividend    $ 5,878             0               $2,652
Massachusetts Premium     $ 6,992             0               $2,654
Michigan Dividend         $ 5,923             0               $2,652
Michigan Premium          $ 8,385             0               $2,656
Michigan Quality          $ 5,923             0               $2,652
Missouri Premium          $ 5,961             0               $2,652
North Carolina
  Dividend                $ 5,997             0               $2,652
North Carolina
  Dividend 2              $ 6,635             0               $2,653
North Carolina
  Dividend 3              $ 9,450             0               $1,827
North Carolina Premium    $ 7,698             0               $2,655
Ohio Dividend             $ 6,822             0               $2,653
Ohio Dividend 2           $ 6,368             0               $2,653
Ohio Dividend 3           $ 5,968             0               $2,652
Ohio Quality              $ 9,501             0               $2,658
Texas Quality             $ 9,022             0               $2,658
Virginia Dividend         $ 6,361             0               $2,653
Virginia Dividend 2       $ 7,457             0               $2,655
Virginia Premium          $ 8,765             0               $2,657
----------------------------------------------------------------------

ALL NON-AUDIT FEES. The Audit Committee has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year except that with respect to Arizona Dividend 2, Michigan Dividend, Ohio Dividend, Ohio Dividend 2, Ohio Dividend 3, Connecticut Dividend 2, Georgia Dividend, Maryland Dividend 2, North Carolina Dividend 2, and Virginia Dividend 2 a late filing was made on Form 3 on behalf of NAC. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Investments, Inc., is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of shareholders of any of the Funds to be held in 2004, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 22, 2004. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than August 5, 2004. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds. All other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund except Arizona Dividend, Arizona Dividend 2, Arizona Dividend 3, Arizona Premium, Michigan Dividend, Michigan Premium, Michigan Quality, Ohio Dividend, Ohio Dividend 2, Ohio Dividend 3, Ohio Quality, and Texas Quality was May 31, 2003. The last fiscal year end for Arizona Dividend, Arizona Dividend 2, Arizona Dividend 3, Arizona Premium, Michigan Dividend, Michigan Premium, Michigan Quality, Ohio Dividend, Ohio Dividend 2, Ohio Dividend 3, Ohio Quality, and Texas Quality was July 31, 2003.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

September 19, 2003

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                               Revised May, 2003

ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies (the "Funds") to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a Committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also be the Committee's "financial expert"). The Board shall appoint the members of the Audit Committee, on the recommendation of the Governance Committee.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements and (4) the independent auditors' qualifications and independence, and the performance of the internal audit function and independent auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of Nuveen. The Audit Committee shall meet periodically with Nuveen management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation, subject to ratification of the Board, if required.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

        1. Reviewing the annual audited financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

        2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Committee, as deemed necessary or appropriate in the Chairman's judgment.

        3. Discussing with management the Funds' press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

        4. Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of control deficiencies.

        5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        6. Reviewing and discussing reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        7. Discussing with management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies.

        8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

     With respect to the independent auditors:

        1. Appointing or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating and overseeing the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

        2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

        3. Pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

        4. Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates; and evaluating the qualifications, performance and independence of the independent auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

        5. Reviewing any reports from the independent auditors mandated by
           Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

        6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

        7. Recommending to the Board of Directors policies for the Funds' or the Adviser's hiring of employees or former employees of the independent auditor who participated in the audit of the Funds.

     With respect to any internal auditor:

        1. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

        1. Reviewing with the Funds' and the Adviser's counsel legal matters that may have a material impact on the Fund's financial statements or compliance policies.

        2. Receiving and reviewing periodic or special reports issued on exposure/ controls, irregularities and control failures related to the Funds.

        3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

        4. Reviewing the reports of examinations by regulatory authorities.

        5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

        6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

        7. Reporting to the Directors/Trustees on the results of the activities of the Committee.

        8. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

        9. Preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

       10. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board of Directors/Trustees approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

[NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                          NFZ 1003

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago
www.nuveen.com

                              NAC Closed-End Funds
                               [Insert Fund Name]
               Municipal Auction Rate Cumulative Preferred Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                     THIS PROXY IS SOLICITED BY THE BOARD OF
                                   [FUND NAME]
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 22, 2003.

The Annual Meeting of shareholders will be held Wednesday, October 22, 2003 at 10:30 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on October 22, 2003 or any adjournment or adjournments thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             ----------------------------------
                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)

                                        ---------------------------------------


                                        ---------------------------------------

                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Election of Board Members:

(01)       Timothy R. Schwertfeger      (07)     Judith M. Stockdale           FOR NOMINEES         WITHHOLD
(02)       William J. Schneider         (08)     William E. Bennett           listed at left        AUTHORITY
(03)       Robert P. Bremner            (09)     Jack B. Evans              (except as marked    to vote for all
(04)       Lawrence H. Brown            (10)     William L. Kissick          to the contrary)    nominees listed
(05)       Anne E. Impellizzeri         (11)     Thomas E. Leafstrand              [ ]               at left
(06)       Peter R. Sawers              (12)     Sheila W. Wellington                                  [ ]

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)

-----------------------------------------------------------------

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago
www.nuveen.com

                            NAC/NIAC Closed-End Funds
                               [Insert Fund Name]
                                  Common Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                     THIS PROXY IS SOLICITED BY THE BOARD OF
                                   [FUND NAME]
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 22, 2003.

The Annual Meeting of shareholders will be held Wednesday, October 22, 2003 at 10:30 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on October 22, 2003 or any adjournment or adjournments thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Election of Board Members:

(01)       William E. Bennett           (06)     William L. Kissick            FOR NOMINEES         WITHHOLD
(02)       Robert P. Bremner            (07)     Thomas E. Leafstrand         listed at left        AUTHORITY
(03)       Lawrence H. Brown            (08)     Peter R. Sawers            (except as marked    to vote for all
(04)       Jack B. Evans                (09)     Judith M. Stockdale         to the contrary)    nominees listed
(05)       Anne E. Impellizzeri         (10)     Sheila W. Wellington              [ ]               at left
                                                                                                       [ ]


(INSTRUCTION:  To withhold authority to vote for any
individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)
-------------------------------------------------------------------